UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

WOODWARD, INC.

(Exact name of Registrant as Specified in Its Charter)

DE	000-8408	36-1984010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1081 Woodward Way Fort Collins, Colorado		80524
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (970) 482-5811

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001455	WWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2021, Woodward, Inc. (the “Company”) previously announced the retirement of Robert F. Weber, Jr. as Chief Financial Officer of the Company, effective September 30, 2021, and the appointment of Woodward Senior Vice President Finance and Corporate Controller Mark D. Hartman as Chief Financial Officer, effective October 1, 2021, the first day of the Company’s next fiscal year. As of the date of such announcement, the compensation arrangements for Mr. Hartman in his role as Chief Financial Officer had not yet been determined. This Current Report on Form 8-K/A is being filed solely to report Mr. Hartman’s compensation arrangements as Chief Financial Officer.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2021, the Compensation Committee of the Board of Directors of the Company approved Mr. Hartman’s compensation as Chief Financial Officer. Effective October 1, 2021, Mr. Hartman’s annual base salary will be $475,000, and he will participate in the Company’s annual short-term incentive compensation plan, with an annual incentive pay target of 70% of his base salary. Mr. Hartman will also participate in the Company’s long-term incentive compensation plan (the “LTI”), which is comprised of an equity compensation component and a cash component. Mr. Hartman’s total annual target under the LTI will be $850,000, of which the cash component will represent 40% of his base salary. He will continue to participate in the Company’s benefits programs. Additionally, Mr. Hartman previously entered into a change in control agreement substantially in the form and on the terms entered into by the Company’s other officers other than Mr. Weber. Mr. Hartman’s existing change in control agreement will continue without modification in connection with his new role.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2021	WOODWARD, INC.
	By:	/s/ A. Christopher Fawzy
A. Christopher Fawzy Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer